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                                                                   EXHIBIT 10.35

                               November 11, 1996


R. Douglas Armstrong, Ph.D.
President and Chief Executive Officer
Aastrom Biosciences, Inc.
P.O. Box 376
Ann Arbor, MI 48106

        Re: Aastrom Biosciences, Inc.
            Initial Public Offering

Dear Doug:

        We understand that Aastrom Biosciences, Inc. (the "Company") has filed a Registration Statement on Form S-1 to register 3,250,000 shares of the Company's Common Stock in connection with its initial public offering (the "IPO"). We hereby acknowledge receipt of a copy of the Registration Statement, as filed with the Securities and Exchange Commission on November 1, 1996.

        The purpose of this letter is to set forth the agreement of Cobe Laboratories, Inc. ("Cobe") to purchase $5,000,000 of the Company's Common Stock directly from the underwriters upon the closing of the IPO, at a purchase price per share equal to the initial public offering price in the IPO. The foregoing agreement to purchase such shares shall be deemed to fully satisfy Cobe's preemptive rights under Section 5.04 of the Stock Purchase Agreement between Cobe and the Company dated October 22, 1993, as amended (the "Agreement"), as to the Common Stock being offered by the Company in the IPO.

        We also understand that the Company will not be exercising the Company Option as set forth in Section 5.05 of the Agreement.


                                Sincerely,

                                COBE LABORATORIES, INC.

                                By:  /s/ Edward C. Wood, Jr.
                                    ----------------------------
                                     Edward C. Wood, Jr.
                                     President, COBE BCT
                                    ----------------------------
                                     Name and Title

Agreed to and accepted:

AASTROM BIOSCIENCES, INC.


By:  /s/ R. Douglas Armstrong, Ph.D.
    --------------------------------
     R. Douglas Armstrong, Ph.D.
     President and Chief Executive Officer

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